UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2021
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2021 (the "Effective Date"), SI-BONE, Inc. entered into an Amended and Restated Manufacturing, Quality and Supply Agreement (the “Agreement”) with rms Company (“rms”), which amends and restates in its entirety that certain Manufacturing, Quality and Supply Agreement by and between the parties dated January 31, 2017 (the “Original Agreement”), as modified by addenda dated January 31, 2017 ("Addendum No.1") and July 1, 2020 ("Addendum No.2"). The Original Agreement and the Addendum No.1 were described in and filed as Exhibit 10.6 in SI-BONE’s registration statement on Form S-1 with the U.S. Securities and Exchange Commission ("SEC") on September 20, 2018. The Addendum No.2 was filed as Exhibit 10.16 in SI-BONE’s annual report on Form 10-K with the SEC on March 10, 2021.

The Agreement is substantially similar to the Amended Original Agreement but adds iFuse TORQ products, updates certain quality provisions to align with the European Medical Device Regulation, and provides for a new three-year term with automatic renewals for successive one-year periods thereafter; provided, however, that the Agreement may be terminated earlier by either party under certain circumstances, as specified in the Agreement.

The Agreement contains customary provisions, including with respect to the ownership of any intellectual property created pursuant to the Agreement, as well as provisions relating to ordering, payment and shipping terms, regulatory matters, reporting obligations, indemnity, confidentiality and other matters.

The foregoing description is not complete and is qualified in its entirety by reference to the Agreement, a copy of which will be filed as an exhibit to SI-BONE’s Quarterly Report on Form 10-Q for the period ending June 30, 2021.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2021, SI-BONE held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; and (b) for or against, as well as abstentions, for the ratification of the appointment of PricewaterhouseCoopers LLP as SI-BONE’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Broker non-votes are also reported. A more complete description of each matter is set forth in SI-BONE’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021.

Proposal 1:     Each of the three directors proposed by SI-BONE for election was elected by the following votes to serve until SI-BONE’s 2024 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Helen Loh	23,385,570	384,072	5,330,022
Mika Nishimura	23,384,490	385,152	5,330,022
Keith C. Valentine	14,616,132	9,153,510	5,330,022

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as SI-BONE’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
28,671,521	106,139	322,004	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	June 11, 2021	By:	/s/ Anshul Maheshwari
Anshul Maheshwari
Chief Financial Officer
(Principal Financial and Accounting Officer)